Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated November 8, 2016
to the
Prospectus and Statement of Additional Information dated September 30, 2016 for Jensen Quality Value Fund,
a series of Trust for Professional Managers

On October 26, 2016, the Board of Trustees of Trust for Professional Managers (the “Trust”) approved material changes to the principal investment strategies of the Jensen Quality Value Fund (the “Fund”), which will become effective January 1, 2017.

The discussion of the Fund’s principal investment strategies in the Summary Section of the prospectus currently reads as follows.

To achieve its objective, the Fund invests in equity securities of companies that satisfy the investment criteria described below.  These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity.  In order to qualify for this universe, each company must have a market capitalization of $1 billion or more, and a return on equity of 15% or greater in each of the last 10 years as determined by the Adviser (which for example, may include companies with negative equity resulting from debt-financing of large share repurchases).  Equity securities in which the Fund may invest as a principal strategy consist primarily of common stocks of U.S. companies.  The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund's investable universe.

The Fund’s investment strategy is based on applying quantitative factors to this select universe of companies that are rooted in fundamentally-based investment principles.  Underpinnings of the Adviser’s investment philosophy are embedded in academic research, the Adviser’s history as an investor, and extensive back-testing of the investment universe.  The qualifying universe and the factors derived from the back-testing focus upon the long-term, past results of the companies and the expected long-term future results of their stocks.  Several fundamental business factors are employed with the primary factor emphasizing the valuation of a company’s stock.

The Fund will sell an investment when the Adviser’s quarterly screening and ranking of all qualifying companies indicates that the company has dropped from the top third of the Fund’s investment universe.  A company will also be sold if its fundamentals deteriorate, lowering its return on equity below 15%.

The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.  The Adviser may from time to time engage in active trading of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Effective January 1, 2017, the discussion of the Fund’s principal investment strategies in the Summary Section of the prospectus will read as set forth below.  More comprehensive disclosure regarding the Fund’s principal investment strategies and principal risks will be included in the Fund’s prospectus.  The proposed principal investment strategies are subject to review by the Securities and Exchange Commission (the “SEC”) and any material changes made to this disclosure by the Trust in response to SEC comments will be subsequently communicated to Fund shareholders.

To achieve its objective, the Fund invests in equity securities of companies that satisfy the investment criteria described below.  These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity.  In order to qualify for this universe, each company must have a market capitalization of $100 million or more, and a return on equity of 15% or greater in each of the last ten years as determined by the Adviser and may include companies with negative equity resulting from debt-financing of large share repurchases.  Equity securities in which the Fund may invest as a principal strategy consist primarily of common stocks of small- and mid-cap U.S. companies.  For purposes of the Fund, the Adviser considers a company to be a small- or mid-cap company if it has a market capitalization no larger than the largest capitalization company included in the Russell Midcap® Index at the time of the Fund’s investment.  The Adviser determines the companies that qualify for inclusion in the Fund's investable universe on at least an annual basis.

The Fund’s investment strategy is based on applying fundamental analysis and valuation models to this select universe of companies in order to identify investment opportunities.  The valuation models are rooted in fundamentals-based investment principles.

The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective.  In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria.  In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company.

The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.  The Adviser may from time to time engage in active trading of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Please retain this supplement with your Prospectus and SAI